UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

September 27, 2016

Commission File Number	Exact Name of Registrant as Specified in its Charter, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification No.
001-32206	GREAT PLAINS ENERGY INCORPORATED	43-1916803

(A Missouri Corporation)

1200 Main Street

Kansas City, Missouri 64105

(816) 556-2200

NOT APPLICABLE

(Former name or former address,

if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements and related financial statement schedule as of December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013, of Westar Energy, Inc. and the related Report of Independent Registered Public Accounting Firm included in its Annual Report on Form 10-K for the year ended December 31, 2015, filed on February 24, 2016, are attached hereto as Exhibit 99.1.

The unaudited condensed consolidated financial statements as of March 31, 2016 and 2015, and for the three-month period ended March 31, 2016 and 2015, of Westar Energy, Inc. included in its Quarterly Report on Form 10-Q for the quarter ended March 31, 2016, filed on May 3, 2016, are attached hereto as Exhibits 99.2.

The unaudited condensed consolidated financial statements as of June 30, 2016 and 2015, and for the three-month and six-month periods ended June 30, 2016 and 2015, of Westar Energy, Inc. included in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, filed on August 2, 2016, are attached hereto as Exhibits 99.3.

(b) Pro Forma Financial Information.

Unaudited pro forma condensed combined financial information as of June 30, 2016 and for the six-month period ended June 30, 2016 and the year ended December 31, 2015 giving effect to certain pro forma events relating to Great Plains Energy Incorporated’s pending acquisition of Westar Energy, Inc., is attached hereto as Exhibit 99.4.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1

Audited consolidated financial statements and related financial statement schedule as of

December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013, of Westar Energy, Inc. and the related Report of Independent Registered Public Accounting Firm.

99.2	Unaudited condensed consolidated financial statements as of March 31, 2016, and for the three months ended March 31, 2016 and 2015, of Westar Energy, Inc.

99.3	Unaudited condensed consolidated financial statements as of June 30, 2016, and for the three months and six months ended June 30, 2016 and 2015, of Westar Energy, Inc.

99.4	Unaudited pro forma condensed combined financial information.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREAT PLAINS ENERGY INCORPORATED

Date: September 27, 2016	/s/ Lori A. Wright
Lori A. Wright
Vice President – Corporate Planning, Investor Relations and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Deloitte & Touche LLP.

99.1

Audited consolidated financial statements and related financial statement schedule as of

December 31, 2015 and 2014, and for the years ended December 31, 2015, 2014 and 2013 of Westar Energy, Inc. and the related Report of Independent Registered Public Accounting Firm.

99.2	Unaudited condensed consolidated financial statements as of March 31, 2016 and for the three months ended March 31, 2016 and 2015 of Westar Energy, Inc.

99.3	Unaudited condensed consolidated financial statements as of June 30, 2016 and 2015, and for the three months ended June 30, 2016 and 2015 of Westar Energy, Inc.

99.4	Unaudited pro forma condensed combined consolidated financial information.